Repotrectinib Topline TRIDENT-1 Phase 1/2 Data in ROS1+ NSCLC Investor Call and Webcast April 13, 2022 Exhibit 99.1

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Today’s Agenda Introduction Athena Countouriotis, M.D., President & CEO Repotrectinib Topline TRIDENT-1 Phase 1/2 Data in ROS1+ NSCLC Mohammad Hirmand, M.D., Chief Medical Officer Q&A Panel Athena Countouriotis, M.D., President & CEO Mohammad Hirmand, M.D., Chief Medical Officer Alexander Drilon, M.D. Chief, Early Drug Development Service, Memorial Sloan Kettering Cancer Center

TRIDENT-1 Study Design

ROS1+ ADVANCED NSCLC				*NTRK+* ADVANCED SOLID TUMORS	
EXP-1	EXP-2	EXP-3	EXP-4	EXP-5	EXP-6
ROS1 TKI-naïve	1 prior ROS1 TKI AND 1 platinum-based chemotherapy	2 prior ROS1 TKIs AND No prior chemotherapy	1 prior ROS1 TKI AND No prior chemotherapy	TRK TKI-naïve	TRK TKI pretreated
(n=55)	(n=60)	(n=40)	(n=60)	(n=55)	(n=40)

- Data cutoff date: 11-Feb-2022
- Safety analysis: 380 patients pooled from Phase 1 + 2 (103 from Phase 1 and 277 from Phase 2)
- Efficacy analysis: Pooled Phase 1 + 2 patients who received at least one dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up
  - Phase 1: Patients with ROS1 fusion by NGS were included across all dose levels
- Primary objective: cORR by BICR in each expansion cohort
- Secondary objectives: DOR, PFS, OS, IC-ORR and CNS-PFS

Turning Point Therapeutics

Note: The TRIDENT-1 protocol is being amended to increase the sample size in each of the Phase 2 cohorts to allow for continued access to patients, to a total enrollment across all of the cohorts of approximately 620 patients. Responses included in efficacy analysis confirmed with a subsequent scan at least 28 days later per RECIST 1.1. BICR: blinded independent central review; CNS: central nervous system; cORR: confirmed objective response rate; DOR: duration of response; IC-ORR: intracranial objective response rate; NGS: next generation sequencing; OS: overall survival; PFS: progression free survival

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

EXP-1: *ROS1*+ TKI-Naïve NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=71)


Maximum % Change from Baseline in Tumor Size
20
0
-20
-40
-60
-80
-100

	N=71
cORR (95% CI)	**79%** (68, 88)
CR, n (%)	4 (6)
PR, n (%)	52 (73)

As of the data cutoff, 1 patient in Phase 2 with tumor regression of -38% had an unconfirmed PR (uPR), and remained on treatment awaiting next scan.

3 patients discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Turning Point Therapeutics

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

ROS1+ TKI-Naïve NSCLC: Duration of Response by Kaplan Meier

DOR PARAMETER	REPOTRECTINIB[1] (N=56)		ROZLYTREK (ENTRECTINIB)[2]	XALKORI (CRIZOTINIB)[3]
Median DOR 95% CI	Not mature		**15.7 months** (13.9, 28.6)	**18.3 months** (12.7, NE)
DOR Range (months)	1.4+-35.1+		1.8-42.3	-
% DOR ≥ 6 months 95% CI	*35 patients at risk*	**91%** (82, 100)	**83%** (76, 90)	-
% DOR ≥ 9 months 95% CI	*29 patients at risk*	**88%** (78, 98)	**75%** (67, 84)	-
% DOR ≥ 12 months 95% CI	*21 patients at risk*	**85%** (73, 96)	**63%** (53, 73)	-
% DOR ≥ 18 months 95% CI	*8 patients at risk*	**76%** (61, 91)	Not disclosed	-

Note: Data not from head-to-head studies. Material presented for summary purposes and no comparative claims are intended.
[1] Median duration of follow-up of 10.2 months. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. Analyses of repotrectinib DOR at various time points based on Kaplan-Meier estimates, with 95% confidence intervals. [2] Dziadziuszko R, et al: J Clin Oncol. (2021). [3] Xalkori (crizotinib) USPI. DOR: duration of response; NE: not estimable

Turning Point Therapeutics

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EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

ROS1+ TKI-Naïve NSCLC: Progression Free Survival by Kaplan Meier

PFS PARAMETER	REPOTRECTINIB[1] (N=71)		ROZLYTREK (ENTRECTINIB)[2]	XALKORI (CRIZOTINIB)[3]
Median PFS 95% CI	Not mature		**15.7 months** (11.0, 21.1)	**19.2 months** (14.4, NE)
PFS Range (months)	0+-40.4+		Not disclosed	-
% PFS ≥ 6 months 95% CI	*46* *patients at risk*	**91%** (84, 98)	**77%** (70, 84)	-
% PFS ≥ 9 months 95% CI	*37* *patients at risk*	**85%** (75, 94)	**66%** (58, 74)	-
% PFS ≥ 12 months 95% CI	*26* *patients at risk*	**82%** (72, 93)	**55%** (47, 64)	-
% PFS ≥ 18 months 95% CI	*11* *patients at risk*	**72%** (58, 86)	Not disclosed	-

Note: Data not from head-to-head studies. Material presented for summary purposes and no comparative claims are intended.
[1] Median duration of follow-up of 10.8 months. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. Analyses of repotrectinib PFS at various time points based on Kaplan-Meier estimates, with 95% confidence intervals. [2] Dziadziuszko R, et al: J Clin Oncol. (2021). [3] Shaw A, et al: NEJM (2014). DOR: duration of response; NE: not estimable; PFS: progression free survival

Turning Point Therapeutics

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EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

EXP-2: 1 Prior TKI and 1 Platinum-Based Chemotherapy *ROS1*+ TKI-Pretreated NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=26)


Maximum % Change from Baseline in Tumor Size
20
0
-20
-40
-60
-80
-100
#

	N=26
cORR (95% CI)	**42%** (23, 63)
CR, n (%)	1 (4)
PR, n (%)	10 (38)
DOR	
N	11
Range (months)	3.6-18.3+

1 patient discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

Turning Point Therapeutics

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EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

EXP-3: 2 Prior TKIs and No Prior Chemotherapy
ROS1+ TKI-Pretreated NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=18)


Maximum % Change from Baseline in Tumor Size
60
40
20
0
-20
-40
-60
-80
-100

	N=18
cORR (95% CI)	**28%** (10, 54)
CR, n (%)	1 (6)
PR, n (%)	4 (22)
DOR	
N	5
Range (months)	1.9+-20.3+

3 patients discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Turning Point Therapeutics

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

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EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

EXP-4: 1 Prior TKI and No Prior Chemotherapy
ROS1+ TKI-Pretreated NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=56)


Maximum % Change from Baseline in Tumor Size
60
40
20
0
-20
-40
-60
-80
-100

	N=56
cORR (95% CI)	**36%** (23, 50)
CR, n (%)	4 (7)
PR, n (%)	16 (30)
DOR	
N	20
Range (months)	1.9+-17.8

As of the data cutoff, 2 patients in Phase 2 had an unconfirmed PR (uPR) both with tumor regressions of -47%, both of whom remained on treatment awaiting next scans.

1 patient discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Turning Point Therapeutics

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

ROS1+ TKI-Pretreated NSCLC Clinical Activity Patients with Baseline ROS1 G2032R Solvent Front Mutations

BEST OVERALL RESPONSE BY BICR (N=17)


Maximum % Change from Baseline in Tumor Size
40
20
0
-20
-40
-60
-80
-100
EXP-2
EXP-3
EXP-4

	N=17
cORR (95% CI)	**59%** (33, 82)
CR, n (%)	1 (6)
PR, n (%)	9 (53)
DOR	
N	10
Range (months)	1.9+-20.3+

2 patients discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Note: Of the TKI-pretreated patients, 10 did not have baseline evaluable information to determine presence of ROS1 G2032R solvent front mutation. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

Turning Point Therapeutics

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Safety Summary: TRIDENT-1 Phase 1 and Phase 2 Combined

ALL TREATED PATIENTS (N=380)						
	TEAES ≥ 15% SUBJECTS			TRAES ≥ 15% SUBJECTS		
ADVERSE REACTION	ALL GRADES N (%)	GRADE 3 N (%)	GRADE 4 N (%)	ALL GRADES N (%)	GRADE 3 N (%)	GRADE 4 N (%)
Dizziness	230 (60.5)	9 (2.4)	0	209 (55.0)	9 (2.4)	0
Dysgeusia	183 (48.2)	0	0	174 (45.8)	0	0
Constipation	135 (35.5)	1 (0.3)	0	89 (23.4)	0	0
Anemia	124 (32.6)	30 (7.9)	1 (0.3)	77 (20.3)	13 (3.4)	0
Paresthesia	117 (30.8)	3 (0.8)	0	105 (27.6)	3 (0.8)	0
Dyspnea[a]	106 (27.9)	25 (6.6)	5 (1.3)	26 (6.8)	1 (0.3)	0
Fatigue	93 (24.5)	6 (1.6)	0	63 (16.6)	3 (0.8)	0
Nausea	77 (20.3)	3 (0.8)	0	44 (11.6)	0	0
ALT increased	75 (19.7)	6 (1.6)	0	59 (15.5)	4 (1.1)	0
AST increased	72 (18.9)	7 (1.8)	0	58 (15.3)	3 (0.8)	0
Ataxia	71 (18.7)	0	0	67 (17.6)	0	0
Muscular weakness	71 (18.7)	6 (1.6)	0	38 (10.0)	4 (1.1)	0
Headache	65 (17.1)	1 (0.3)	0	25 (6.6)	0	0

- Repotrectinib was generally well tolerated
- Most TRAEs were Grade 1 or 2
- The most commonly-reported TEAE remains low-grade dizziness (61%)
  - 76% (175/230) were Grade 1
  - 18 (5%) patients reported ataxia in the absence of dizziness
- TEAEs of ALT and AST increases were 79% (59/75) and 82% (59/72) Grade 1, respectively
- Dose modifications due to TEAEs
  - 32% with TEAEs that led to dose reduction
  - 10% with TEAEs that led to drug discontinuation

Turning Point Therapeutics

Note: Data cutoff of 11-Feb-2022. Grade 4 TRAEs included 2 patients with transient CPK increase and 1 patient with atelectasis. No grade 5 TRAEs reported. [a] 1 TEAE of grade 5 dyspnea was reported.

ALT: Alanine aminotransferase; AST: Aspartate aminotransferase; TEAE: treatment-emergent adverse event; TRAE: treatment-related adverse event

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TRIDENT-1 topline data for ROS1+ TKI-naïve NSCLC cohorts consistent with potential best-in-class profile cORR of 79% (95% CI: 68, 88), not including 1 patient in an uPR awaiting a confirmatory scan 12-month DOR landmark of 85% and PFS landmark of 82% Early encouraging 18-month DOR and PFS landmarks of 76% and 72%, respectively, with medians not mature Encouraging data in ROS1+ TKI-pretreated NSCLC, where there are no approved targeted therapies Generally well tolerated in n=380 patients, with safety and tolerability profile consistent with previously reported findings Pre-NDA meeting with FDA anticipated in 2Q 2022 to discuss data across all four ROS1+ NSCLC cohorts Plan to present detailed study results from the ROS1+ NSCLC cohorts of TRIDENT-1 at an upcoming medical conference in 2H 2022 Summary and Next Steps

Q&A Panel Athena Countouriotis, M.D. President & Chief Executive Officer Mohammad Hirmand, M.D. Chief Medical Officer Alexander Drilon, M.D. Chief, Early Drug Development Service, Memorial Sloan Kettering Cancer Center

Repotrectinib Topline TRIDENT-1 Phase 1/2 Data in ROS1+ NSCLC Investor Call and Webcast April 13, 2022